Exhibit 10.2.2
EXECUTION VERSION

AMENDMENT NO. 2 TO
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of September 25, 2017 (this “Amendment”), amends that certain Amended and Restated Master Repurchase Agreement, dated as of May 22, 2017, as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 8, 2017 (as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among Reverse Mortgage Solutions, Inc. (“RMS”), RMS REO BRC, LLC (“REO Subsidiary” and, individually or collectively with RMS, as the context may require, “Seller”) and Barclays Bank PLC (“Barclays”), as the purchaser (in such capacity, “Purchaser”) and as the agent (in such capacity, the “Agent”). Unless otherwise defined herein, capitalized terms used in this Amendment have the meanings assigned to such terms in the Repurchase Agreement.
Recitals
WHEREAS, pursuant to Section 28 of the Repurchase Agreement, the parties hereto desire to amend the Repurchase Agreement to make such modifications as further described below.
NOW, THEREFORE, pursuant to the provisions of the Repurchase Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Agreements
Section 1.Amendment. Effective as of the date hereof (the “Effective Date”), the Repurchase Agreement is hereby amended as follows:
(a)    Section 2 of the Repurchase Agreement is hereby amended by deleting the defined term “Maturity Date” and replacing it with the following:
“Maturity Date” means August 25, 2018.
Section 2.    Agreement in Full Force and Effect as Amended. As specifically amended hereby, the Repurchase Agreement remains in full force and effect. All references to the Agreement in any Program Document shall be deemed to mean the Repurchase Agreement as supplemented and amended hereby. This Amendment shall not constitute a novation of the Repurchase Agreement, but is a supplement thereto. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement, as supplemented and amended by this Amendment, to the same effect as if such terms and conditions were set forth herein verbatim.
Section 3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the Effective Date so long as Seller shall have (i) paid to Purchaser and Agent and Purchaser and Agent shall have received as of the date hereof all accrued and unpaid fees and expenses owed to Purchaser and Agent in accordance with the Program Documents including, without limitation, the Upfront Fee as specified in the Fee Letter, dated as of September 13, 2017, and executed by Barclays and Walter Investment Management Corp., in each case, in immediately available funds, and without deduction, set-off or counterclaim, and (ii) delivered to Purchaser and Agent (a) a copy of this Amendment duly executed by each of the parties hereto and (b) any other documents reasonably requested by Purchaser or Agent, each of which shall be in form and substance acceptable to Purchaser and Agent.
Section 4.    Representations. In order to induce Purchaser and Agent to execute and deliver this Amendment, Seller hereby represents to Purchaser and Agent, that as of the date of this Amendment and after giving effect to the amendment provided for in Section 1 hereof, (i) each is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
Section 5.    Miscellaneous.
(a)    This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
(b)    The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Repurchase Agreement or any provision hereof or thereof.
(c)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(d)    This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or in .pdf format, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
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IN WITNESS WHEREOF, each undersigned party has caused this Amendment to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.

REVERSE MORTGAGE SOLUTIONS, INC.,
as a Seller

By: /s/ Cheryl Collins
Name:    Cheryl Collins
Title:    SVP

RMS REO BRC, LLC,
as a Seller

By: /s/ Cheryl Collins
Name:    Cheryl Collins
Title:    Manager

BARCLAYS BANK PLC,
as Purchaser and as Agent
By: /s/ Joseph O. 'Doherty
Name:    Joseph O. 'Doherty
Title:    Managing Director

Signature Page to Barclays – RMS Amendment No. 2 to A&R MRA